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                                                                    EXHIBIT 10.3


                            EXCESS BENEFIT AGREEMENT


THIS EXCESS BENEFIT AGREEMENT ("Agreement") is made and entered into as of the _____ day of ___________, 2002, by and between DELTA AIR LINES, INC. (hereinafter the "Company") and ______________ (hereinafter "Key Employee"):

                                   WITNESSETH:

         WHEREAS, the Company has restated the 1991 Delta Excess Benefit Plan as the 2002 Delta Excess Benefit Plan and has restated the Delta Supplemental Excess Benefit Plan as the 2002 Delta Supplemental Excess Benefit Plan (such restated plans collectively referred to as the "Plans"); and

         WHEREAS, in exchange for participation in the Plans, and on behalf of himself or herself, and his or her beneficiaries and Eligible Family Members, by execution of this Agreement, Key Employee agrees that this Agreement supersedes, terminates and cancels any and all previous excess benefit agreements with the Company he or she may have entered into; and

         WHEREAS, Key Employee has been selected as a participant in the Plans in accordance with their terms and has elected to participate in the restated Plans; and

         WHEREAS, Key Employee has rendered valuable service to the Company in various executive capacities and the Company believes it is in the best interest of the Company in seeking to assure itself of Key Employee's continued best efforts in the future to provide for the payment of full retirement and other benefits to or on behalf of Key Employee; and

         WHEREAS, various sections of the Internal Revenue Code of 1986 (the "Code"), including, but not limited to, Sections 79, 401(a)(4), 401(a)(17), 415, and 505(b) restrict either: (i) compensation that may be taken into account in determining benefits under a qualified pension plan; (ii) benefits that can be paid from qualified pension plans; (iii) compensation that may be taken into account in determining benefits for participants in a Voluntary Employee Beneficiary Association ("VEBA") described in Section 501(c)(9) of the Code; or
(iv) restrict benefits that can be paid from a VEBA (such limitations collectively or individually hereinafter referred to as the "Restrictions"); and

         WHEREAS, the Company wishes to make up under nonqualified excess benefit plans and/or this Agreement any reduction in Key Employee's retirement income benefit, disability or survivor benefits under either the Delta Family-Care Retirement Plan (the "Retirement Plan") or the Delta Family-Care Disability and Survivorship Plan (the "Disability and Survivorship Plan") which results from the Restrictions, or any other applicable laws, statutes, or regulations which restrict in any way the benefits that can be paid from a VEBA or qualified pension plan; and
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         WHEREAS, the Board of Directors of the Company has authorized post-retirement life insurance benefits for senior officers in excess of the coverage provided to other employees of the Company through the Basic Lump Sum Death Benefit under the Disability and Survivorship Plan; and

         WHEREAS, certain restrictions imposed by the Tax Equity and Fiscal Responsibility Act of 1982 ("TEFRA") prohibit the Company from providing post-retirement life insurance benefits to officers in excess of that provided to other employees of the Company; and

         WHEREAS, the Company wishes to make up any such loss of group life insurance coverage for Key Employee which cannot be provided because of the TEFRA restrictions; and

         WHEREAS, to the extent Key Employee's benefits under this Agreement exceed a threshold amount as provided in Section 10 hereof and Key Employee establishes a grantor trust to which the Company makes contributions, the Company wishes to provide for reduction of payments from the Plans to Key Employee, his or her Eligible Family Members or Contingent Annuitant to account for payments from such trust;

         NOW, THEREFORE, the parties hereby agree as follows:

         1. Certain Requirements Not Applicable. The parties specifically acknowledge that this Agreement and Key Employee's participation in the 2002 Delta Supplemental Excess Benefit Plan is unfunded and exempt from certain provisions of the Employee Retirement Income Security Act of 1974 ("ERISA") including, but not limited to, parts 2, 3 and 4 of Subtitle B of Title 1 of ERISA, and is also subject to limited reporting and disclosure requirements of part 1 of Subtitle B of Title 1 of ERISA. The parties further acknowledge that the 2002 Delta Excess Benefit Plan is an "excess benefit plan" as defined in section 3(36) of ERISA and is unfunded and not subject to any provision of ERISA.

         2. Incorporation of the Retirement Plan and the Disability and Survivorship Plan. The terms of the Retirement Plan and the Disability and Survivorship Plan (both as amended through July 1, 2002) are hereby incorporated into this Agreement by reference, except that changes in those plans which reduce benefits (other than changes as may be required by law and the reduction or elimination of the right, if any, to receive post retirement benefit increases from the Retirement Plan solely as the result of increases in the qualified plan payment limit under Section 415(b) of the Code, whether such increases are the result of cost of living adjustments or statutory change) shall be incorporated as to Key Employee only if advance notice of such proposed reduction is given to the Key Employee and the Key Employee agrees to an amendment of this Agreement to incorporate the benefit reduction. The incorporation of the Retirement Plan and the Disability and Survivorship Plan is not intended to modify any provision of this Agreement, and the benefits provided hereunder shall be governed only by the provisions hereof and the Plans. Unless indicated otherwise, capitalized terms used in this Agreement shall have the meaning given those terms in the Retirement Plan and Disability and Survivorship Plan.


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For purposes of this Agreement, "Committee" shall mean the Personnel and
Compensation Committee of the Company's Board of Directors.

         3. Supplemental Retirement Income. Subject to Sections 8 and 18, the Company agrees to pay Key Employee, or, in the event of Key Employee's death, Key Employee's Spouse (or Contingent Annuitant, if applicable) at the time and in the manner set forth below, supplemental retirement income ("Supplemental Retirement Income") equal to (a) minus (b) where

                  (a) equals the amount of Early, Normal or Deferred Retirement income benefit or deferred vested pension benefit (whichever is appropriate) payable in the form provided under the Retirement Plan (but ignoring any election of the Level Income Option provided under the Retirement Plan) which Key Employee would receive or survivor benefit which his or her Spouse (or Contingent Annuitant, if applicable) would receive under the Retirement Plan beginning on the Benefit Commencement Date (as defined below in
                           Section 6) if the Restrictions as reflected in the Retirement Plan and the Code were not in effect;

                  (b) equals the Early, Normal or Deferred Retirement benefit, or deferred vested pension benefit (whichever is appropriate) payable in the form provided under the Retirement Plan (but ignoring any election of the Level Income Option provided under the Retirement Plan) which Key Employee actually receives or survivor benefit which his or her Spouse (or Contingent Annuitant, if applicable) actually receives under the Retirement Plan beginning on the Benefit Commencement Date;

         For purposes of determining benefits under (a) and (b) above, any Qualified Domestic Relations Order ("QDRO") will be taken into account, such that the total benefits payable hereunder will not exceed those which would be payable absent the QDRO.

         The amount of Supplemental Retirement Income paid under this Agreement prior to January 1, 2004 will be adjusted when and if the amount in (b) above increases or decreases as a result of a change in the Restrictions, including cost of living adjustments to such Restrictions.

         If the Benefit Commencement Date with respect to the Supplemental Retirement Income occurs prior to January 1, 2004, the Supplemental Retirement Income will be paid as a monthly annuity in accordance with the Plans and the Retirement Plan until January 1, 2004; provided, however, that regardless of the Benefit Commencement Date, any Supplemental Retirement Income benefit paid on or after January 1, 2004 will be paid in cash as a lump sum (the "SRI Lump Sum") as soon as practicable following the first day of the first month immediately following the later of (i) the month in which the termination of Key Employee's employment occurs by retirement or otherwise, or (ii) the month in which Key Employee's 52nd birthday occurs. If Key Employee terminates employment prior to age 52, he or she shall not be eligible


                                     - 3 -
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for further increases in his or her Supplemental Retirement Income due to
increase in age past age 52. The SRI Lump Sum shall be the present value of the remaining Supplemental Retirement Income. For purposes of determining the SRI Lump Sum, the Committee will apply the following assumptions:

                  (1) a gender specific mortality factor using the 1994 Group Annuity Reserving Table which is the product of the 1994 Group Annuity Valuation Table Task Force. ("GAR 94");

                  (2)      an annual interest rate of 4.8%; and

                  (3) if Key Employee is married, the actual age of the spouse, and if Key Employee selected a Contingent Annuitant Option under the Retirement Plan, the actual age of the contingent annuitant.

         If the Internal Revenue Service (the "IRS") discontinues using GAR 94 to determine the present value of benefits under Section 417(e)(3) of the Code, the Committee may, in its sole discretion, substitute the mortality table selected by the IRS to determine such value in place of GAR 94. The Committee may, in its sole discretion, revise in a reasonable manner the interest rate assumption in (2) above if substantial increases or decreases (e.g. - 150 basis points) with respect to commonly used benchmarking rates (e.g. - municipal bonds) have occurred since the date of this Agreement).

         In addition, the amount of any Supplemental Retirement Income, and following January 1, 2004, the amount of any SRI Lump Sum, will be reduced by the Offset Amount. For purposes of this Agreement, the "Offset Amount" shall mean an amount, calculated as of the date of payment, equal to (A) divided by
(B) where

                  (A) equals the actual balance in Key Employee's Employee Grantor Trust (as such trust is described in Section
                           10) as of such payment date, and

                  (B) equals (i) 1 minus (ii) the applicable Post Retirement Tax Rate for Key Employee as described in
                           Section 10.

For this purpose, the balance in Key Employee's Employee Grantor Trust shall be the actual amount in such trust; provided however, if the amount in the trust is reduced as the result of payment of a QDRO, or if Key Employee has at any time made a withdrawal or received a distribution from such trust other than a Tax Distribution Withdrawal (as defined in Section 10), or a Special Distribution pursuant to Section 2.4 of Key Employee's Grantor Trust Agreement (a "Special Distribution"), then the balance in Key Employee's Employee Grantor Trust shall be deemed to be the sum of (x) the actual amount in such trust, (y) the amount of any withdrawal from such trust, other than a Tax Distribution Withdrawal or a Special Distribution, and (z) all Deemed Earnings (as defined in Section 10) with respect to any particular distribution or withdrawal other than a Tax Distribution Withdrawal or Special Distribution. In the event of a


                                     - 4 -
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Tax Distribution Withdrawal, a Special Distribution or the reduction of the
Trust Balance (as defined in Key Employee's Grantor Trust Agreement) as the result of payment of any Trustee fees, the balance in Key Employee's Grantor Trust shall in no event be deemed to include the amount of such distributions or payment.

         4. Supplemental Disability Income. Subject to Sections 8 and 18, the Company agrees to pay Key Employee at the time set forth below a supplemental monthly disability income ("Supplemental Disability Income") equal to (a) minus (b), where

                  (a) equals the monthly disability benefit which the Key Employee would receive under the Disability and Survivorship Plan beginning on the Benefit Commencement Date (as defined below in Section 6) if the Restrictions were not in effect and taking into account his or her elections under the Delta Air Lines, Inc. DELTAFLEX Plan; and

                  (b) equals the monthly disability benefit which the Key Employee actually receives from the Disability and Survivorship Plan beginning on the Benefit Commencement Date, taking into account his or her elections under the Delta Air Lines, Inc. DELTAFLEX Plan.

         The amount of Supplemental Disability Income paid under this Agreement will be adjusted as permitted under the Plan and if the amount in (b) above increases or decreases as a result of a change in the Restrictions.

         In addition, on the first day of the first month following or coincident with the earlier of Key Employee's retirement or 62nd birthday, the amount of any Supplemental Disability Income payment will be reduced by the Offset Amount as of the date of payment; provided, however, that if the remaining Offset Amount is greater than the amount of the next Supplemental Disability Income payment, then the next and all subsequent payments of Supplemental Disability Income (if any) shall not be paid until the sum of such payments exceeds the Offset Amount.

         5. Supplemental Monthly Survivor Income. Subject to Sections 8 and 18, the Company agrees to pay to Eligible Family Member(s) (as defined in the Disability and Survivorship Plan) of Key Employee at Key Employee's death a supplemental monthly survivor income ("Supplemental Survivor Income") equal to
(a) minus (b), where

                  (a) equals the monthly survivor benefit which the Eligible Family Member(s) of Key Employee would receive under the Disability and Survivorship Plan beginning on the Benefit Commencement Date (as defined below) as if the Restrictions were not in effect; and


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                  (b)      equals the monthly survivor benefit to which the
                           Eligible Family Member(s) of Key Employee actually receives under the terms of the Disability and Survivorship Plan.

         The amount of Supplemental Survivor Income paid under this Agreement will be adjusted as permitted under the Plan and the Code to account for, inter alia, changes in the number of Eligible Family Members.

         If Key Employee's death occurs prior to retirement, the amount of any Supplemental Survivor Income payment will be reduced by the Offset Amount as of the date of payment; provided, however, that if the remaining Offset Amount is greater than the amount of the next Supplemental Survivor Income payment, then the next and all subsequent payments of Supplemental Survivor Income (if any) shall not be paid until the sum of such payments exceed the Offset Amount. If Key Employee's death occurs after retirement, the Supplemental Monthly Survivor Income will be reduced by 50% of the Supplemental Retirement Income, determined prior to conversion of the Supplemental Retirement Income into the SRI Lump Sum.

         6.       Benefit Commencement Date; Cessation of Benefits. Subject to
Section 18, the Company shall commence payment of the Supplemental Retirement Income as of the Benefit Commencement Date under the Retirement Plan and the Supplemental Disability or Survivor Income as of the Benefit Commencement Date under the Disability and Survivorship Plan. Subject to Section 18, Benefit Commencement Date under this Agreement shall mean the day that the retirement income benefit, disability benefit or survivor benefit, as the case may be, commences under the Retirement Plan or Disability and Survivorship Plan with respect to Key Employee or his or her Spouse, or Eligible Family Member(s).

         If payment of Supplemental Retirement Income to Key Employee has commenced prior to January 1, 2004, and prior to such Supplemental Retirement Income being paid as a SRI Lump Sum, the last of Key Employee or, if applicable, his or her Spouse or contingent annuitant dies, or if changes in the Restrictions permit the full benefit due under the Retirement Plan to be paid from the Retirement Plan and the Retirement Plan assumes such full payment, or if full payment of retirement or retirement benefits due hereunder have already been made, the Supplemental Retirement Income will cease at such time.

         Supplemental Disability Income will cease if the full benefit due under the Disability and Survivorship Plan may be paid from that Plan and the Disability and Survivorship Plan assumes such full payment or when the Key Employee is no longer eligible for disability benefits under that Plan.

         Supplemental Survivor Income will cease if the full benefit due under the Disability and Survivorship Plan may be paid from that plan, and the Disability and Survivorship Plan assumes full payment of the benefit amount or when there are no remaining Eligible Family Member(s) under that Plan. Subject to Section 18, all benefits payable hereunder may cease pursuant to Section 8 at any time.


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         7.       Supplemental Lump Sum Death Benefit. Subject to Sections 8 and
18, the Company agrees to pay to the named beneficiary (as designated by Key Employee for the Basic Life Benefit under the Disability and Survivorship Plan) of Key Employee at Key Employee's death, a supplemental lump sum death benefit in the amount necessary to provide a total lump sum death benefit of $50,000 when combined with the Basic Life Benefit actually provided by the Disability and Survivorship Plan.

         8. Certain Restrictions. Subject to Section 18, or unless waived by the Committee under circumstances the Committee deems appropriate, if a Key Employee terminates active employment with the Company prior to his or her Normal Retirement Date and within two years of such termination directly or indirectly provides management or executive services (whether as a consultant, advisor, officer or director) to any Person (as defined in Section 18) who is in direct and substantial competition with the air transportation business of the Company or any of its subsidiaries, then

                  (a) if benefits under this Agreement shall have not yet commenced, no benefits shall be paid under this Agreement to such Key Employee, his or her Spouse, Eligible Family Member or beneficiary;

                  (b) if benefits under this Agreement have commenced, no further benefits under this Agreement shall be paid;

                  (c) if benefits under this Agreement shall have not yet commenced, and if the Key Employee has established an Employee Grantor Trust, within 30 days after the Committee makes a determination hereunder, the Key Employee, or his or her Spouse, shall repay the Company in cash an amount equal to the Liquidated Damages (as defined below); and

                  (d) if benefits under this Agreement have commenced, and if the Key Employee has established an Employee Grantor Trust, within 30 days after the Committee makes a determination hereunder, the Key Employee, or his or her Spouse, shall repay the Company in cash an amount equal to the Liquidated Damages less the present value as of the date of repayment of the benefits already paid under this Agreement.

         For purposes of this Section 8, "Liquidated Damages" shall mean the sum of (A) and (B) where

                  (A) equals the sum of (x) all contributions (if any) made by the Company to such trust, and (y) all related amounts with respect to such contributions withheld by the Company for the purpose of satisfying tax withholding requirements; and


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

                  (B) equals the amount that would have been earned with respect to such contributions had such amounts been invested in an interest-bearing account, compounded annually, using an annual interest rate equal to the sum of (i) the prime rate as published in the Wall Street Journal on the date such contribution was made to the trust and (ii) 2%.

         Because of the broad and extensive scope of the Company's air transportation business, the restrictions contained in this provision are intended to extend to management or executive services which are directly related to the provision of air transportation services into, within or from the United States, as no smaller geographical restriction will adequately protect the legitimate business interest of the Company.

         Key Employee acknowledges and agrees that the above provisions and the measure of Liquidated Damages are both fair and reasonable with respect to both parties to this Agreement and are not in the nature of a penalty.

         9. Funding of Benefit. Subject to Section 18 and the offsets described in this Agreement of amounts, if any, in Key Employee's Employee Grantor Trust, the benefits provided by this Agreement shall be paid, to the extent they become due, from the Company's general assets or by such other means as the Company deems advisable, including a trust or trusts established by the Company, provided, however, if such trusts are established, benefits shall be payable from such trusts only as and to the extent provided therein. To the extent Key Employee acquires the right to receive payments from the Company under this Agreement, such right shall be no greater than that of a general creditor of the Company. In the event that the Company in its sole discretion establishes a reserve or bookkeeping account for the benefits payable under this Agreement, the Key Employee shall have no proprietary or security interest in any such reserve or account.

         10. Employee Grantor Trust. If, as of January 1, 2002, or any January 1 thereafter, Key Employee's accrued vested Supplemental Retirement Income payable at age 62 exceeds the sum of $10,000 per year, the Company may, in the sole discretion of the Committee, contribute cash payments to a "grantor trust" (as such trust is described in Subpart E of Part I of Subchapter J of Chapter 1 of Subtitle A of the Code) established by Key Employee (an "Employee Grantor Trust"). The Company will make such contributions to such Employee Grantor Trust only if Key Employee enters into an Employee Grantor Trust Enrollment Agreement with the Company and executes an Employee Grantor Trust Agreement, a Beneficiary Designation, and a Spousal Consent (each substantially in the form attached to this Agreement as Exhibit A, B, C, and D, respectively and collectively the "Trust Enrollment Documents").

         Notwithstanding anything contained herein to the contrary, in the event that on or prior to April 1, 2002 Key Employee and the Company enter into the Trust Enrollment Documents, the Company shall


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                  (a)      on or before May 1, 2002, contribute to Key
                           Employee's Employee Grantor Trust an amount in cash equal to 60% of the After-Tax Present Value (as defined below) of Key Employee's accrued and vested SRI Lump Sum, as of January 1, 2002, less amounts withheld under tax withholding requirements;

                  (b) on or before April 1, 2003, contribute to Key Employee's Employee Grantor Trust an amount in cash equal to 80% of the After-Tax Present Value of Key Employee's accrued and vested SRI Lump Sum as of January 1, 2003, less amounts withheld under tax withholding requirements, less the balance of the value of the assets held by Key Employee's Employee Grantor Trust as of January 1, 2003; and

                  (c) on or before April 1, 2004, contribute to Key Employee's Employee Grantor Trust an amount in cash equal to 100% of the After-Tax Present Value of Key Employee's accrued and vested SRI Lump Sum as of January 1, 2004, less amounts withheld under tax withholding requirements, less the balance of the value of the assets held by Key Employee's Employee Grantor Trust as of January 1, 2004.

         Key Employee shall have the right to withdraw some or all of any amount contributed by the Company to his or her Employee Grantor Trust during the 10
(ten) business day period immediately following the date of contribution. Thereafter, Key Employee shall have no right to withdraw all or part of any contribution, except for a Tax Distribution Withdrawal, as defined later in this paragraph, or a Special Distribution, as defined in Section 2.1 of the Employee Grantor Trust Agreement. If during such 10 day period, Key Employee actually withdraws some or all of the amounts contributed, other than for purposes of either paying applicable taxes resulting from such contributions or earnings on such contributions (a "Tax Distribution Withdrawal") or for a Special Distribution, the Company shall not be obligated to make any more contributions to such Employee Grantor Trust under paragraphs (b) and/or (c) above of this
Section 10, and for purposes of determining the Offset Amount in accordance with Sections 3, 4 and 5 of this Agreement, the amounts withdrawn shall be deemed to have remained in the trust and to have been invested in an interest-bearing account, compounded annually, using an annual interest rate equal to the sum of
(i) the prime rate as published in the Wall Street Journal on the date such contribution was made to the trust and (ii) 2% (such amount shall be referred to as the "Deemed Earnings").

         For purposes of this Section 10, "After-Tax Present Value" shall mean
(A) divided by (B) where

                  (A) equals the present value of the after-tax value of the Supplemental Retirement Income payable to Key Employee as if he were to retire on the first day of the first month immediately following the month in which his or her 62nd birthday occurs, using the assumptions stated in Section 3 (as they may be revised from time to time) and an aggregate tax rate equal to 38.9% if Key Employee's estimated Final Average Earnings at retirement will equal or exceed $307,050 (indexed in the same manner as are the federal marginal individual income tax rates) and 37.02% if Key Employee's estimated Final Average Earnings at retirement will not exceed that amount, as so indexed (the "Post Retirement Tax Rate"); and

                  (B) equals (i) 1 minus (ii) the sum of (x) the highest marginal rate of federal individual income tax in effect in the calendar year in which this calculation is to be made, (y) the highest marginal rate of individual income tax in effect in the state and locality of Key Employee's residence (as evidenced by the state and locality used by the Company for withholding with respect to Key Employee's wages) in the calendar year in which this calculation is to be made, net of any federal tax benefits, and (z) the "hospital insurance" component of the Federal Insurance Contributions Act (currently 1.45%) under
                           Section 3101(b) of the Code ("Medicare tax").

         The Committee may appropriately revise such tax rates if the applicable federal, state or local or Medicare tax rates change.

         11. Nonassignability of Benefits. No benefit payable under this Agreement may be assigned, transferred, encumbered or subjected to legal process for the payment of any claim against Key Employee, his or her Spouse, Eligible Family Member, or beneficiary.

         12. No Right to Continued Employment. Nothing in this Agreement shall be deemed to give Key Employee the right to be retained in the service of the Company or to deny the Company any right it may have to discharge Key Employee at any time, subject to the Company's obligation to provide benefits and amounts as may be required hereunder.

         13. Arbitration. The parties acknowledge that any claims or controversy arising out of this Agreement are subject to arbitration in accordance with the Plans.

         14. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia without regard to its conflict of laws rules.

         15. Successors and Assigns. This Agreement shall be binding upon the successors and assigns of the parties hereto.

         16. Amendment. This writing, including any terms or documents incorporated herein by reference, supersedes and cancels any previous excess benefit agreement between Key Employee and the Company. This Agreement may not be modified orally, but only by writing signed by the parties hereto.

         17. Notice. All notices, requests, demands and other communications under this Agreement, shall be in writing and shall be delivered personally (including by courier) or mailed by certified mail, return receipt requested. Refusal to acknowledge receipt of such notice shall constitute receipt of such notice upon the date it is returned to the sender. Any notice under this Agreement shall be sent, as the case may be, to Key Employee, his or her Spouse (or contingent annuitant, if applicable), Eligible Family Member or beneficiary at the last known address of such person as reflected in the Company's records. Notice to the Company or the Committee shall be sent to:

                  Delta Air Lines, Inc.
                  Law Department
                  1030 Delta Boulevard
                  Atlanta, Georgia  30320
                  Attention:Senior Vice  President - General Counsel

         18. Change In Control. Notwithstanding anything in this Agreement to the contrary, in the event a Change In Control (as defined below) occurs, the Company shall, as of the date of such Change In Control, promptly cause to be irrevocably deposited in Key Employee's Employee Grantor Trust all amounts otherwise required to be contributed to such trust on or before April 1, 2004 in accordance with Section 10.

         For purposes of this Agreement, "Change In Control" means, and shall be deemed to have occurred upon, the first to occur of any of the following events:

                  (a) Any Person (other than an Excluded Person) acquires, together with all Affiliates and Associates of such Person, Beneficial Ownership of securities representing 20% or more of the combined voting power of the Voting Stock then outstanding, unless such Person acquires Beneficial Ownership of 20% or more of the combined voting power of the Voting Stock then outstanding solely as a result of an acquisition of Voting Stock by the Company which, by reducing the Voting Stock outstanding, increases the proportionate Voting Stock beneficially owned by such Person (together with all Affiliates and Associates of such Person) to 20% or more of the combined voting power of the Voting Stock then outstanding; provided, that if a Person shall become the Beneficial Owner of 20% or more of the combined voting power of the Voting Stock then outstanding by reason of such Voting Stock acquisition by the Company and shall thereafter become the Beneficial Owner of any additional Voting Stock which causes the proportionate voting power of Voting Stock beneficially owned by such Person to increase to 20% or more of the combined voting power of the Voting Stock then outstanding, such Person shall, upon becoming the Beneficial Owner of such additional Voting Stock, be deemed to have become the Beneficial Owner of 20% or more of the combined voting power of the Voting Stock then outstanding other than solely as a result of such Voting Stock acquisition by the Company;

                  (b) During any period of two consecutive years (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board (and any new Director, whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the Directors then still in office who either were Directors at the beginning of the period or whose election or nomination for election was so approved), cease for any reason to constitute a majority of Directors then constituting the Board;

                  (c) A reorganization, merger or consolidation of the Company is consummated, in each case, unless, immediately following such reorganization, merger or consolidation, (i) more than 50% of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners of the Voting Stock outstanding immediately prior to such reorganization, merger or consolidation, (ii) no Person (but excluding for this purpose any Excluded Person and any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 20% or more of the voting power of the outstanding Voting Stock) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (iii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

                  (d) The shareholders of the Company approve (i) a complete liquidation or dissolution of the Company or
                           (ii) the sale or other disposition of all or substantially all of the assets of the Company, other than to any corporation with respect to which, immediately following such sale or other disposition,
                           (A) more than 50% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners of the Voting Stock outstanding immediately prior to such sale or other disposition of assets,
                           (B) no Person (but excluding for this purpose any Excluded Person and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 20% or more of the voting power of the outstanding Voting Stock) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of such corporation or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (C) at least a majority of the members of the board of directors of such corporation were members of the Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company.

         Notwithstanding the foregoing, in no event shall a "Change in Control" be deemed to have occurred (i) as a result of the formation of a Holding Company, or (ii) with respect to Key Employee, if Key Employee is part of a "group," within the meaning of Section 13(d)(3) of the Exchange Act as in effect on the Effective Date, which consummates the Change in Control transaction. In addition, for purposes of the definition of "Change in Control" a Person engaged in business as an underwriter of securities shall not be deemed to be the "Beneficial Owner" of, or to "beneficially own," any securities acquired through such Person's participation in good faith in a firm commitment underwriting until the expiration of forty days after the date of such acquisition.

         As used in the above definition, "Person" shall mean an individual, corporation, partnership, association, trust or any other entity or organization. "Excluded Person" means (i) the Company; (ii) any of the Company's Subsidiaries; (iii) any Holding Company; (iv) any employee benefit plan of the Company, any of its Subsidiaries or a Holding Company; or (v) any Person organized, appointed or established by the Company, any of its Subsidiaries or a Holding Company for or pursuant to the terms of any plan described in clause
(iv). "Affiliate" and "Associate" have the respective meanings accorded to such terms in Rule 12b-2 under the Exchange Act as in effect on the Effective Date. A Person shall be deemed the "Beneficial Owner" of, and shall be deemed to "beneficially own," securities pursuant to Rule 13d-3 under the Exchange Act as in effect on August 1, 1997. "Voting Stock" means securities of the Company entitled to vote generally in the election of members of the Board. "Board" means the Board of Directors of the Company. "Exchange Act" means the Securities Exchange Act of 1934, as amended. "Holding Company" means an entity that becomes a holding company for the Company or its businesses as a part of any reorganization, merger, consolidation or other transaction, provided that the outstanding shares of common stock of such entity and the combined voting power of the then outstanding voting securities of such entity entitled to vote generally in the election of directors is, immediately after such reorganization, merger, consolidation or other transaction, beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Voting Stock outstanding immediately prior to such reorganization, merger, consolidation or other transaction in substantially the same proportions as their ownership, immediately prior to such reorganization, merger, consolidation or other transaction, of such outstanding Voting Stock.

         19. Waiver of Certain Increases in Restrictions. In exchange for receiving the SRI Lump Sum, Key Employee, on behalf of himself or herself, his or her Spouse, and if applicable, his or her Contingent Annuitant hereby waives any and all rights, if any, to any increase in benefits following the later of January 1, 2004 or Key Employee's retirement that would otherwise be payable from the Retirement Plan as the result of any changes in the limits contained in
Section 415(b) of the Code, which section contains limits on the benefits that can be paid from tax-qualified defined benefit plans, whether such increases occur as the result of cost-of-living adjustments or statutory changes. Key Employee acknowledges that unless such rights, if any, are waived, he or she will be overpaid and receive a windfall from the Retirement Plan since the SRI Lump Sum will be determined based on the Section 415(b) limits in effect at the time of payment of the SRI Lump Sum, without any allowance for increase in such limits. Section 11 hereof notwithstanding, if for any reason this waiver is held to be invalid, Key Employee agrees to pay to the Company an amount equal to any such increase in benefits under the Retirement Plan to recover this overpayment.

         SIGNATURES APPEAR ON NEXT PAGE.

         IN WITNESS WHEREOF, the parties hereto have set their hands and seals on the date(s) shown below.

                                    DELTA AIR LINES, INC.



                                    By:
                                         ---------------------------------------
                                         Leo F. Mullin
                                         Chairman of the Board and
                                         Chief Executive Officer

                                    Date:
                                         ---------------------------------------



                                         ---------------------------------------
                                                      KEY EMPLOYEE


                                    Date:
                                         ---------------------------------------

                                    EXHIBIT A


                   EMPLOYEE GRANTOR TRUST ENROLLMENT AGREEMENT

         This Employee Grantor Trust Enrollment Agreement is made and entered into as of the ____ day of ___________, 2002 (this "Agreement"), between ______________ (the "Employee"), the person, if any, to whom the Employee is legally married (the "Employee's Spouse"), and Delta Air Lines, Inc., a Delaware corporation ("Delta" or "Company").

                                   WITNESSETH

         WHEREAS, the Company has established and maintains the 2002 Delta Excess Benefit Plan and the 2002 Delta Supplemental Excess Benefit Plan (the "Excess Benefit Plans"), which are designed to provide benefits supplemental to those provided under the tax-qualified retirement plans maintained by the Company (the "Qualified Plans"); and

         WHEREAS, the Employee is entitled to certain benefits under one or more of the Excess Benefit Plans; and

         WHEREAS, in accordance with the terms and conditions of the Excess Benefit Plans, the Employee and the Company have entered into an Excess Benefit Agreement, dated as of ______________, 2002 (the "Employee's Excess Benefit Agreement") for the purpose of providing benefits under the Excess Benefit Plans; and

         WHEREAS, the Employee's Excess Benefit Agreement permits the Employee to establish a "grantor trust" [as such trust is described in Subpart E of Part I of Subchapter J of Chapter 1 of Subtitle A of the Internal Revenue Code of 1986, as amended (the "Code")], and the Employee wishes to establish such "Employee Grantor Trust"; and

         WHEREAS, the Employee and the Company desire to enter into this Agreement pursuant to which the Employee directs the Company to deposit certain cash payments on behalf of the Employee directly into the Employee Grantor Trust to be established and maintained by the Employee, the payments from which will reduce all or some of the benefits payable under the Excess Benefit Plans;

         NOW, THEREFORE, in consideration of their mutual undertakings, the Company, the Employee, and the Employee's Spouse agree as follows:

1.       Establishment and Maintenance of Grantor Trust.

         1.1 The Employee agrees to establish and maintain an irrevocable grantor trust (the "Trust") in the form attached to the Employee's Excess Benefit Agreement as Exhibit B for the purpose of receiving and holding the cash deposits made pursuant to this Agreement and any interest or other earnings on the outstanding balances in the Trust.

         1.2 The Employee and the Employee's Spouse agree that they (a) will not contribute any funds to the Trust other than those contributions to be made, directly or indirectly, by the

                                    EXHIBIT A


Company to the Trust in accordance with the Employee's Excess Benefit Agreement; and (b) other than during the 10-day period immediately following the date the Company makes a contribution to the Trust, will withdraw funds from the Trust only in accordance with the payment provisions of the Employee's Excess Benefit Agreement, except to the extent that Trust withdrawals are necessary to pay taxes on Trust earnings or cash deposits or pursuant to Section 2.4 of the Trust Agreement.

2.       Payments to Trust.

         2.1 The Company agrees to contribute to the Trust all amounts required to be contributed in accordance with the terms and conditions of the Employee's Excess Benefit Agreement. The Employee agrees that the Company shall
(a) deduct federal, state and local income and employment taxes from any contribution made to the Trust and remit such taxes to the appropriate authorities; and (b) pay the remainder of such contribution into the Trust in cash.

         2.2 The Company may, in its sole discretion and from time to time, make additional contributions to the Trust in addition to the contributions required by Section 2.1 hereof. The Employee directs the Company to (a) deduct federal, state and local income and employment taxes from such additional contributions and remit such taxes to the appropriate authorities; and (b) pay the remainder of such additional contributions into the Trust.

         2.3 During the 10 (ten) business day period immediately following the date the Company makes a contribution to the Trust, the Employee may, in his or her sole discretion, withdraw from the Trust some or all of such contribution.

3.       Distributions from Trust, Benefit Payments.

         3.1 The Employee and the Employee's Spouse agree that any amounts paid from the Trust, including any Trust earnings and Deemed Earnings (as defined in the Employee's Excess Benefit Agreement) (other than any amounts distributed to pay taxes on Trust earnings and any Special Distribution as defined in Section 2.4 of the Trust Agreement), shall offset the benefits otherwise payable to them under the Excess Benefit Plans or the Employee's Excess Benefit Agreement. The amount otherwise payable under the Excess Benefit Plans at the relevant time to the Employee or his or her Beneficiary(ies) and the amount of the offset will be determined in accordance with the terms and conditions of the Employee's Excess Benefit Agreement.

         3.2 The Employee and the Employee's Spouse understand and agree that to the extent funds in the Trust are distributed to either of them in amounts greater than, or at times earlier than, those contemplated by the benefit payment provisions of the Excess Benefit Plans or the Employee's Excess Benefit Agreement and by Section 3.1 hereof (a) the offsets against any amounts otherwise payable under the Excess Benefit Plans or the Employee's Excess Benefit Agreement will be calculated in the manner set forth in the Employee's Excess Benefit Agreement as if the amounts so distributed had remained in the Trust, accumulated earnings as described in the Employee's

                                    EXHIBIT A


Excess Benefit Agreement, and been distributed at the proper time; and (b) such offsets will discharge the Company's liability in the same manner as set forth in such Section 3.1 hereof.

4.       Tax Payments With Respect to Trust Earnings.

         The Company may make payments on behalf of the Employee [or his or her Beneficiary(ies)] to tax authorities to pay the federal, state and local income taxes with respect to any earnings of the Trust and any income and employment taxes as a result of the Company's payment of the Employee's taxes under this
Article 4. To the extent that the Company does not make payments sufficient to pay such taxes, Trust income will be distributed to provide any additional amounts required for such purpose.

5.       Appointment of Delta as Agent and Administrator.

         5.1 The Employee appoints Delta and such persons as Delta may designate to act on behalf of Delta as his or her duly authorized agent for the following purposes: (a) providing, in accordance with the duties of the "Administrator" as set forth in the form of Trust Agreement attached to the Employee's Excess Benefit Agreement as Exhibit B, investment guidelines and other information and direction to the trustee of the Trust; (b) removing the trustee and appointing a successor trustee of the Trust; (c) examining the books and records of the Trust; and (d) amending the Trust to the extent permitted in the Trust Agreement.

         5.2 The Employee's appointment of Delta as his or her agent is based on the Employee's special trust and confidence in Delta and its management. In the event of a Change In Control (as defined in Section 8.5 hereof) of Delta, the Employee (or if applicable, his or her Beneficiary(ies) may remove Delta (or its successor) and any designee of Delta as the duly authorized agent for purposes of carrying out the actions set forth in Section
5.1 hereof by delivering to both Delta (or its successor) and the trustee of the Trust written notice of such removal. The trustee may rely upon any notice of removal received from the Employee without further inquiry or verification, unless Delta (or its successor) provides to the trustee and the Employee (within ten (10) days following the trustee's receipt of the notice of removal from the Employee) written notice certifying that no Change In Control of Delta has occurred, in which case the trustee will obtain, at the Company's expense, an opinion of counsel, selected by the Employee, as to whether a Change In Control has occurred. Following receipt of such opinion, the trustee shall determine whether a Change In Control occurred, and the decision of the trustee in such case shall be final. In the event of a Change In Control, the Employee may appoint another agent to carry out the actions set forth in Section 5.1, or assume such responsibilities and obligations himself. From and after the date on which Delta (or its successor) ceases to serve as the duly authorized agent, the offsets against the Company's obligations to the Employee and the Employee's Spouse or Beneficiary(ies) under the Excess Benefit Plans shall be determined by assuming (a) that the value of Trust assets last reported by the trustee to Delta (or its successor) prior to such date is accumulated with earnings at a rate equal to the interest rate then in effect

                                    EXHIBIT A


pursuant to Section 3 of the Employee's Excess Benefit Agreement, and (b) that all subsequent distributions from the Trust occur at the proper times and in the proper amounts.

         5.3. Delta agrees to serve as Administrator of the Trust pursuant to Section 1.4 of the Trust Agreement attached to Employee's Excess Benefit Agreement as Exhibit B, subject to all terms and provisions of such section and shall pay all fees and expenses of the Trustee arising from the Trust.

6.       Attachment of Trust Assets.

         6.1 The Employee understands and agrees that in the event all or a portion of the funds in the Trust are attached by court order or other legal process or are otherwise alienated, the offset against any amounts otherwise payable under the Excess Benefit Plans will be calculated in accordance with the Employee's Excess Benefit Agreement as if the amount so alienated had been withdrawn from the Trust by the Employee. To the extent that for any calendar year or portion thereof no assets remain in the Trust, the amounts so alienated shall be deemed to earn interest at the interest rate used to determine the Deemed Earnings under the Employee's Excess Benefit Agreement. The Employee agrees that the value of any amounts so alienated, and the earnings that would have accumulated thereon, shall be offset against a like amount of benefit, and shall discharge the Company's liability to the Employee to the extent of the corresponding benefit otherwise payable to the Employee or his or her Beneficiary(ies) under the Excess Benefit Plans.

         6.2 The Employee's Spouse understands and agrees that should any amounts under the Trust be assigned to her under a domestic relations order or otherwise, the offset against any amounts otherwise payable under the Excess Benefit Plans will be calculated in the manner set forth in Section 6.1 hereof as if the amount so alienated had remained in the Trust, accumulated earnings, and been distributed at the proper time. The Employee's Spouse agrees that if he or she also claims entitlement to benefits under the Excess Benefit Plans, the value of the amount alienated under the Trust, and the earnings that would have accumulated thereon absent such alienation, shall be offset against a like amount of benefit as determined in accordance with the Employee's Excess Benefit Agreement, and shall discharge the Company's liability to the Employee and the Employee's Spouse to the extent of the corresponding pre-tax benefit otherwise payable to the Employee or the Employee's Spouse under the Excess Benefit Plans.

7.       Termination.

         7.1 This Agreement shall terminate 30 days after the date the Trust terminates.

8.       Miscellaneous.

         8.1 Nothing in this Agreement shall be construed to confer upon the Employee the right to continue in the employment of the Company, or to require the Company to continue the employment of the Employee.

                                    EXHIBIT A


         8.2 This Agreement shall be binding upon and inure to the benefit of the Company, its successors and assigns and the Employee or his or her Beneficiary(ies) and the Employee's Spouse and their heirs, executors, other successors in interest, administrators, and legal representatives.

         8.3 The validity and interpretation of this Agreement shall be governed by the laws of the State of Georgia without regard to its conflict of laws rules.

         8.4 The Employee's Beneficiary(ies) shall be determined in accordance with the terms of the Trust Agreement pursuant to which the Trust is maintained.

         8.5 Change In Control. For the purpose of this Agreement, a "Change In Control" shall mean, and shall be deemed to have occurred upon, the first to occur of any of the following events:

                           (a) Any Person (other than an Excluded Person) acquires, together with all Affiliates and Associates of such Person, Beneficial Ownership of securities representing 20% or more of the combined voting power of the Voting Stock then outstanding, unless such Person acquires Beneficial Ownership of 20% or more of the combined voting power of the Voting Stock then outstanding solely as a result of an acquisition of Voting Stock by the Company which, by reducing the Voting Stock outstanding, increases the proportionate Voting Stock beneficially owned by such Person (together with all Affiliates and Associates of such Person) to 20% or more of the combined voting power of the Voting Stock then outstanding; provided, that if a Person shall become the Beneficial Owner of 20% or more of the combined voting power of the Voting Stock then outstanding by reason of such Voting Stock acquisition by the Company and shall thereafter become the Beneficial Owner of any additional Voting Stock which causes the proportionate voting power of Voting Stock beneficially owned by such Person to increase to 20% or more of the combined voting power of the Voting Stock then outstanding, such Person shall, upon becoming the Beneficial Owner of such additional Voting Stock, be deemed to have become the Beneficial Owner of 20% or more of the combined voting power of the Voting Stock then outstanding other than solely as a result of such Voting Stock acquisition by the Company;

                           (b) During any period of two consecutive years (not including any period prior to January 1, 2002), individuals who at the beginning of such period constitute the Board (and any new Director, whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the Directors then still in office who either were Directors at the beginning of the period or whose election or nomination for election was so approved), cease for any reason to constitute a majority of Directors then constituting the Board;

                                    EXHIBIT A


                           (c) A reorganization, merger or consolidation of the Company is consummated, in each case, unless, immediately following such reorganization, merger or consolidation, (i) more than 50% of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners of the Voting Stock outstanding immediately prior to such reorganization, merger or consolidation, (ii) no Person (but excluding for this purpose any Excluded Person and any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 20% or more of the voting power of the outstanding Voting Stock) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (iii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

                           (d) The shareholders of the Company approve (i) a complete liquidation or dissolution of the Company or (ii) the sale or other disposition of all or substantially all of the assets of the Company, other than to any corporation with respect to which, immediately following such sale or other disposition, (A) more than 50% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners of the Voting Stock outstanding immediately prior to such sale or other disposition of assets, (B) no Person (but excluding for this purpose any Excluded Person and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 20% or more of the voting power of the outstanding Voting Stock) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of such corporation or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (C) at least a majority of the members of the board of directors of such corporation were members of the Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company.

                                    EXHIBIT A


Notwithstanding the foregoing, in no event shall a "Change In Control" be deemed to have occurred (i) as a result of the formation of a Holding Company, or (ii) with respect to Key Employee, if Key Employee is part of a "group," within the meaning of Section 13(d)(3) of the Exchange Act as in effect on August 1, 1997, which consummates the Change In Control transaction. In addition, for purposes of the definition of "Change In Control" a Person engaged in business as an underwriter of securities shall not be deemed to be the "Beneficial Owner" of, or to "beneficially own," any securities acquired through such Person's participation in good faith in a firm commitment underwriting until the expiration of forty days after the date of such acquisition.

As used in the above definition, "Person" shall mean an individual, corporation, partnership, association, trust or any other entity or organization. "Excluded Person" means (i) the Company; (ii) any of the Company's Subsidiaries; (iii) any Holding Company; (iv) any employee benefit plan of the Company, any of its Subsidiaries or a Holding Company; or (v) any Person organized, appointed or established by the Company, any of its Subsidiaries or a Holding Company for or pursuant to the terms of any plan described in clause (iv). "Affiliate" and "Associate" have the respective meanings accorded to such terms in Rule 12b-2 under the Exchange Act as in effect on August 1, 1997. A Person shall be deemed the "Beneficial Owner" of, and shall be deemed to "beneficially own," securities pursuant to Rule 13d-3 under the Exchange Act as in effect on August 1, 1997. "Voting Stock" means securities of the Company entitled to vote generally in the election of members of the Board. "Board" means the Board of Directors of the Company. "Exchange Act" means the Securities Exchange Act of 1934, as amended. "Holding Company" means an entity that becomes a holding company for the Company or its businesses as a part of any reorganization, merger, consolidation or other transaction, provided that the outstanding shares of common stock of such entity and the combined voting power of the then outstanding voting securities of such entity entitled to vote generally in the election of directors is, immediately after such reorganization, merger, consolidation or other transaction, beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Voting Stock outstanding immediately prior to such reorganization, merger, consolidation or other transaction in substantially the same proportions as their ownership, immediately prior to such reorganization, merger, consolidation or other transaction, of such outstanding Voting Stock.

IN WITNESS WHEREOF, the Employee, the Employee's Spouse, and Delta have caused this Agreement to be executed as of the day and year first above written.



                                     ------------------------------------------
                                     Signature of Employee



                                     ------------------------------------------
                                     Signature of Employee's Spouse


                                     Delta Air Lines, Inc.



                                     By:
                                        ---------------------------------------

                                    EXHIBIT B

                        EMPLOYEE GRANTOR TRUST AGREEMENT


         THIS TRUST AGREEMENT is made and entered into as of the _____ day of ___________, 2002, (this "Trust Agreement"), between ________________________
(hereinafter the "Grantor") and SunTrust Bank (hereinafter the "Trustee").

                                   WITNESSETH

         WHEREAS, the Grantor desires to establish and maintain a trust to hold certain cash payments actually or constructively received by the Grantor in lieu of certain future payments the Grantor would otherwise be entitled to receive from Delta Air Lines, Inc. (hereinafter referred to as "Delta" or "Company") pursuant to the terms of the nonqualified supplemental benefit plans (or their successors) specified in Schedule A annexed hereto (hereinafter referred to as the "Plans") and the Excess Benefit Agreement between the Grantor and Delta dated _________________(or its successor)(the "Excess Benefit Agreement");

         WHEREAS, the trust established by this Trust Agreement is intended to be an irrevocable grantor trust established by the Grantor, with the result that the corpus and income of such trust will be treated for tax purposes as assets and income of the Grantor pursuant to Sections 671 through 679 of the Internal Revenue Code of 1986, as amended (the "Code");

         WHEREAS, the Grantor has entered into certain agreements with the Company specifying the manner and extent to which amounts he or she will receive as payments from the Trust Fund (as defined below) reduce the payments he or she would otherwise be entitled to receive pursuant to the terms of the Plans or from other arrangements with the Company; and

         WHEREAS, the Grantor has appointed Delta to act as his or her agent in connection with certain matters pertaining to the administration of the Trust Fund;

         NOW, THEREFORE, in consideration of the premises and covenants herein contained, the Grantor hereby conveys and assigns to the Trustee, and the successors or assigns of the Trustee, the sum of one dollar ($1.00), the receipt of which is hereby acknowledged by the Trustee, to have and to hold the said sum together with any additions thereto upon the following express trust and with the powers, authorities and discretions hereinafter conferred:

                                    ARTICLE 1

                             ESTABLISHMENT OF TRUST

         1.1 Establishment of Trust. The Grantor hereby establishes with the Trustee an irrevocable (except as set forth in Section 1.3 hereof) grantor trust (the "Trust") from which payments will be made to the Grantor. The trust so established shall be governed by the terms and conditions of this Trust Agreement. The Trust evidenced by this Trust Agreement may be referred to as the "________________ Employee Grantor Trust."

                                    EXHIBIT B


         1.2 The Trust Fund. The Trust Fund shall consist of such sums of money and other property acceptable to the Trustee as from time to time shall be paid or delivered to or held by the Trustee. Neither the Company nor the Grantor shall have any right to direct the Trustee to return or divert any assets of the Trust Fund before the payment of all Trust obligations with respect to the Grantor. The Trust Fund shall be held by the Trustee and shall be dealt with in accordance with the provisions of this Trust Agreement. All money and other property delivered to the Trustee, all investments and reinvestments made therewith or proceeds thereof, and all earnings and profits thereon, less all payments and charges authorized herein are herein referred to as the "Trust Fund." In addition, as of any date, the Trust Fund shall mean all property held as of such date by the Trustee under this Trust Agreement.

         1.3 Status of the Trust. The Trust shall be irrevocable until such time as the Grantor (or, in the event of the Grantor's death, the Grantor's Beneficiaries, as defined in Section 6.8 hereof) and the Administrator provide written certification to the Trustee that all obligations of the Company to the Grantor and his or her Beneficiaries under the Excess Benefit Agreement have been satisfied. The Trust is intended to constitute a grantor trust under which the Grantor is treated as grantor and owner pursuant to Sections 671 through 679 of the Code, and shall be construed accordingly. Neither the Company nor any person other than the Grantor and, in the event of the Grantor's death, the Grantor's Beneficiaries, and the Trustee acting as such, have any right, title or interest in the assets of the Trust Fund. The assets of the Trust Fund shall at no time be subject to the rights of creditors of the Company.

         1.4 The Administrator. Delta shall be the "Administrator" for purposes of this Trust and shall have certain powers, rights and duties under this Trust Agreement as described below; provided that, Delta may from time to time designate a person or persons to act as the Administrator on its behalf or to carry out certain duties of the Administrator. Delta will certify in writing to the Trustee from time to time the person or persons authorized to act on behalf of Delta as the Administrator. The Trustee may rely on the latest certificate received without further inquiry or verification. Notwithstanding any provision herein, in the event of a Change In Control of Delta (as defined in the most recently executed Employee Grantor Trust Enrollment Agreement entered into by Delta or the Company and the Grantor), the Grantor may remove Delta (or its successor) and any designee of Delta as Administrator by delivering to both Delta (or its successor) and the Trustee written notice of such removal. The Trustee may rely upon any notice of removal received from the Grantor without further inquiry or verification, unless Delta (or its successor) provides to the Trustee (within ten (10) days following the Trustee's receipt of the notice of removal from the Grantor) written notice certifying that no Change In Control of Delta has occurred, in which case the Trustee will obtain, at the Company's expense, an opinion of counsel, selected by the Grantor, as to whether a Change In Control has occurred. Following receipt of such opinion, the Trustee shall determine whether a Change In Control occurred, and the decision of the Trustee in such case shall be final. In the event the Grantor removes Delta as Administrator, the Grantor shall appoint a successor Administrator, who may be the Grantor, a committee of persons including the Grantor, or such other person or persons as shall be reasonably acceptable to the Trustee, and shall notify the Trustee of the appointment. In such

                                    EXHIBIT B


event, the Grantor shall also have the authority to, from time to time, remove the person or persons so appointed and appoint such other person or persons as shall be reasonably acceptable to the Trustee.

         1.5 Acceptance. The Trustee accepts the Trust Fund established under this Trust Agreement, agrees to discharge and perform fully and faithfully all of the duties and obligations of the Trustee hereunder, agrees to accept funds delivered to it on behalf of the Grantor, and agrees to hold such funds (and any proceeds from the investment of such funds) in trust in accordance with this Trust Agreement; provided that the Trustee reserves the right to determine whether to accept the transfer of any property other than cash proposed to be transferred to it.

                                    ARTICLE 2

                         DISTRIBUTION OF THE TRUST FUND

         2.1      Payment.

         (a) The Trustee shall hold, manage, invest and reinvest the Trust Fund, shall collect the income therefrom and, after deducting all proper charges, shall pay or apply to or for the benefit of the Grantor (or, in the event of the Grantor's death, the Grantor's Beneficiaries) the net income and principal of the Trust Fund as set forth in Section 2.1(b) and 2.1(c) below.

         (b) If either (i) Grantor retires or dies prior to January 1, 2004, or (ii) Grantor's employment is terminated prior to January 1, 2004 by reason other than retirement or death, and Grantor is at least age 52 at the time of termination, or will reach age 52 by January 1, 2004, then through January 1, 2004, the Trustee shall make payments from the Trust in accordance with a schedule of payments provided to the Trustee by the Administrator at the time of Grantor's retirement, death or termination of employment which schedule shall be the monthly annuity, determined on an after tax basis, referenced in either Section 3 or 5 , as applicable, of the Excess Benefit Agreement. As soon as practicable after January 1, 2004, the remaining principal of the Trust Fund, together with any undistributed income on hand and accrued income, (such total amount referred to as the "Trust Balance") shall be distributed in one lump sum to the Grantor, if he or she is then living, or to the Beneficiaries if the Grantor's death occurs prior to that date. If Grantor terminates employment with the Company prior to January 1, 2004 for reasons other than death or retirement, and Grantor will not reach his 52nd birthday by January 1, 2004, the Trustee shall pay the Trust Balance to Grantor (or his Beneficiary, in the event of Grantor's death after termination of employment, but prior to his 52nd birthday) in one lump sum as soon as practicable after his 52nd birthday, (or the date he would have reached age 52).

         (c) If Grantor is still employed with the Company on January 1, 2004, Trustee shall pay the Trust Balance in one lump sum to the Grantor, or his or her Beneficiaries, as the case may be, at the earlier of (a) or (b), where
(a) is the date of the Grantor's death, and (b) is the later of either (i) the date of the Grantor's retirement or other termination of employment with the Company on

                                    EXHIBIT B


or after age 52; or (ii) if the Grantor's employment with the Company terminates prior to age 52, the Grantor's 52nd birthday.

         (d) The Administrator shall notify the Trustee of the Grantor's retirement from the Company. The Administrator shall be responsible for providing the Trustee with all necessary information as to the Grantor's current address, beneficiary designations, and the form in which payments are to be made. The Trustee shall incur no liability to the Grantor or any other person interested in the Trust Fund for any action or any omission in reliance upon information provided by the Administrator.

         2.2 Tax Distributions. The Trustee shall also distribute to the Grantor at least annually such amount(s), if any, as the Administrator may certify to the Trustee is (are) necessary to pay tax obligations of the Grantor resulting from earnings on the Trust Fund or from additional amounts actually or constructively received by the Grantor from the Company and contributed to the Trust Fund. All income not so paid or applied shall be accumulated and added to principal of the Trust Fund.

         2.3 Withdrawal of Company Contributions. The Grantor may, within ten (10) business days of any contribution to the Trust by the Company, make demand upon the Trustee to distribute to the Grantor all or part of such contribution. If such demand is made, Trustee shall make such distribution within three business days, and pay such amounts as directed by the Grantor.

         2.4 Special Distribution. If (i) any contribution to the Trust is avoided under any provision of the federal Bankruptcy Code; (ii) return of such amount is demanded of Grantor by the bankruptcy trustee; and (iii) Grantor is legally required to pay such amount, then the Trustee shall make a distribution to Grantor or pay the bankruptcy trustee on behalf of the Grantor an amount equal to the amount required to be paid by Grantor.

         2.5 Termination. The Trust shall terminate as of the date all Trust Fund assets have been distributed in accordance with Section 2.1 hereof.

         2.6      Notice of Dispute. The Trustee shall make payments pursuant to
Section 2.1 hereof. If the Grantor or his or her estate or beneficiary does not receive a payment to which such party believes he, she, or it is entitled under the Trust, such party shall notify the Trustee, in writing, of such entitlement. The Trustee shall, within ten (10) days after receipt of such notice, forward a copy of such notice to the Administrator and the Company. If neither the Administrator nor the Company notifies the Trustee within ten (10) days after the Trustee's receipt of such notice that the party disputes the claim, the Trustee shall make payment under the terms of the Trust as soon as practicable and, in any event, within thirty (30) days after the expiration of said ten (10) day notice period. The Trustee shall provide the parties with written confirmation of the fact and amount of such payment after it is made.

                                    EXHIBIT B


         2.7 Resolution of Disputes. If the Administrator or the Company notify the Trustee within said ten (10) day notice period that the party disputes the claim, then, within thirty (30) days after receipt by the Trustee of such notice, the Trustee shall commence an action or proceeding in a court of competent jurisdiction in the nature of an interpleader so that the dispute may be resolved. Such action or proceeding shall be commenced in the federal or state court at the situs of the Trust Fund, subject to removal by any party in accordance with the rules of practice applicable thereto.

                                    ARTICLE 3

                                   THE TRUSTEE

         3.1 Successor. Any corporation resulting from any merger, conversion, reorganization or consolidation to which any corporation acting as Trustee hereunder shall be a party, or any corporation to which shall be transferred all or substantially all of any such corporation's trust business, shall be the successor of such corporation as Trustee hereunder, without the execution or filing of any instrument or the performance of any further act and shall have the same powers, authorities and discretions as though originally named in this Trust Agreement.

         3.2      Resignation; Removal. The Trustee may resign by giving ninety
(90) days' advance written notice to the Grantor and the Administrator. The Administrator, as agent for the Grantor, may remove a Trustee by giving ninety
(90) days' advance written notice to the Trustee and the Grantor. The Administrator may appoint a successor Trustee by written notice signed by the Administrator and delivered to the Trustee and the Grantor (or, in the event of the Grantor's death, his or her Beneficiaries). If a successor Trustee is not appointed within ninety (90) days of the Trustee's resignation, the Trustee may apply to a court of competent jurisdiction for the appointment of a successor.

         3.3 Compensation. The Trustee shall be entitled to such compensation for its services in any fiduciary capacity hereunder as the Administrator, as agent for the Grantor, or the Grantor, and the Trustee may from time to time agree, including minimum fees and additional compensation for special investments and services, notwithstanding that such stipulated compensation shall be no greater than that now in effect or than that provided from time to time under applicable law, and such compensation and reimbursement for reasonable expenses may be paid at any time without court approval. Such compensation shall be paid from the Trust Fund to the extent that it is not paid by the Administrator or the Grantor.

         3.4 No Security. No bond or other security shall be required of any trustee in any jurisdiction, whether for the faithful performance of duties, to secure payment of commissions in advance or otherwise, and if, notwithstanding this express direction, any such bond or security shall be required by any law, statute or rule of court, no surety shall be required thereon.

                                    EXHIBIT B


                                    ARTICLE 4

                                TRUSTEE REPORTING

         4.1 Reports. The Trustee shall furnish the Administrator with statements of transactions in the Trust and statements of the market value of the Trust Fund at least monthly, and the Administrator and the Grantor with a statement of trust investments including the market value thereof at least annually. The failure of both the Grantor and the Administrator to object to any matter contained in such statements by written notice signed by either the Grantor or the Administrator within ninety (90) days after receipt of the same shall constitute the Grantor's assent to such statements and shall be final and binding as to all matters contained in such statements upon the Grantor, the Administrator as agent for the Grantor, and all persons, whether or not in being, interested in the Trust Fund. In addition, the Grantor may execute a release, with or without an account, approving the administration of the Trust. A release shall discharge the Trustee from any accountability and liability to the Grantor, the Grantor's legal representatives, or any persons, whether or not in being, interested in the Trust Fund, with the same effect as if the account of the Trustee were judicially settled and allowed.

         4.2 Information. The Trustee shall also furnish the Administrator or the Grantor with such other information relating to the actual or estimated income of the Trust Fund, including the character of such income, and to estimated taxes resulting from such income as the Trustee and the Administrator may from time to time agree is necessary or desirable to assure appropriate reporting and payment of taxes by or on behalf of the Grantor.

         4.3 Right to Examine. The Grantor and the Administrator, or such persons as may be designated by them, shall at any time upon five (5) days' advance written notice to the Trustee have the right to examine, during the normal business hours of the Trustee, all books and records of the Trustee pertaining to the Trust Fund.

                                    ARTICLE 5

                     INVESTMENT AND ADMINISTRATIVE AUTHORITY

         5.1 Powers. In addition to any powers conferred by law, the Trustee shall have the following powers, authorities and discretions with respect to any property, real or personal, at any time held under any provision hereof and may exercise the same with sole and absolute discretion and without the order or approval of any court, and the Grantor intends that such powers, authorities and discretions (including the following) be construed in the broadest possible manner:

                  (a) To retain any such property without regard to the proportion any such property or similar property held may bear to the entire amount held and without any obligation to diversify the same, whether or not the same is of the kind in which fiduciaries are authorized by law or any rule of court to invest funds;

                                    EXHIBIT B


                  (b) To sell, transfer or exchange any such property upon such terms and conditions as may be deemed advisable, at public or private sale, for cash or on credit for such period of time as may be deemed advisable, or partly for cash and partly on credit, and with or without security, without obligation to "test the market" by soliciting offers from a third party or to obtain an appraisal to establish the value thereof; and the purchaser of such property shall have no obligation to inquire as to the use or application of the proceeds of sale; to exchange any property held hereunder upon such terms and conditions as may be deemed advisable; and to grant warranties, guaranties, indemnities or options with respect to any of the foregoing without regard to the duration of any trust or any time limitation imposed by law;

                  (c) To invest and reinvest in and to acquire, by purchase, exchange or otherwise, property of any character whatsoever, foreign or domestic, or interests or participations therein, including by way of illustration and not of limitation: real property, mortgages, bonds, notes, debentures, certificates of deposit, options, puts, calls, warrants, partnerships, common and preferred stocks, shares or interests in investment trusts, mutual funds or common trust funds (including, without limitation, common trust funds maintained by a corporate fiduciary and other trusts or funds with respect to which the Trustee or its affiliates acts as investment advisor or custodian or provides other services), annuity contracts, futures contracts, forward contracts, short sales and swap contracts; provided such investments may be made without regard to the proportion any such property or similar property held may bear to the entire amount held and without any obligation to diversify, whether or not the same is of the kind in which fiduciaries are authorized by law or any rule of court to invest funds;

                  (d) To participate in and to consent to any plan of reorganization, recapitalization, consolidation, merger, combination, dissolution, liquidation or other similar plan and any action thereunder, including by way of illustration and not of limitation to receive and retain property under any such plan whether or not the same is of the kind in which fiduciaries are authorized by law or any rule of court to invest funds;

                  (e) To deposit any Trust Fund property with any protective, reorganization or similar committee, to delegate discretionary power to any such committee, and to pay part of the expenses and compensation of any such committee and any assessments levied with respect to any property so deposited;

                  (f) To commence or defend suits or legal proceedings and to represent the Trust in all suits or legal proceedings and to settle, compromise, or submit to arbitration and claims, debts, or damages due or owing to or from the Trust;

                  (g) To exercise all conversion, subscription, voting and other rights of whatsoever nature pertaining to any such property and to grant proxies, discretionary or otherwise, with respect thereto; to appoint voting trustees under voting trust agreements

                                    EXHIBIT B


         and to delegate to such voting trustees the power to vote and all other powers, authorities and discretions usually conferred upon trustees under voting trust agreements;

                  (h) To borrow such sums of money at any time and from time to time for such periods of time upon such terms and conditions from such persons or corporations (including any fiduciary hereunder) for such purposes as may be deemed advisable, and to secure such loans by the pledge or hypothecation of any property held hereunder; and the lender shall have no obligation to inquire as to the application of the sums loaned or as to the necessity, expediency or propriety of the loan and with respect to financial instruments and any group or index of securities (or any interest therein based upon the value thereof), to deposit any property as collateral with any agent and to grant security interests in such collateral;

                  (i) To register and hold any property of any kind, whether real or personal, at any time held hereunder in the name of a nominee or nominees and to hold any such personal property in any State; and to receive and keep any stocks, bonds or other securities unregistered or in such condition that title thereto will pass by delivery;

                  (j) To distribute (including in satisfaction of any pecuniary disposition) any property in kind at market value unless otherwise directed herein or in cash, or partly in kind and partly in cash, and, without the consent of any beneficiary, to allocate among the recipients the property distributed in kind (including in satisfaction of any pecuniary disposition) in divided or undivided interests and without any obligation to make proportionate distributions or any obligation to distribute to all recipients property having an equivalent Federal income tax cost;

                  (k) To allocate to principal all dividends and distributions payable in property or in stocks, bonds or other securities whether of the disbursing company or another company;

                  (l) After the termination of the Trust hereunder to exercise all the powers, authorities and discretions herein conferred until the complete distribution of the property held hereunder;

                  (m) To accept additional property transferred on behalf of the Grantor;

                  (n) To remove all or any part of the assets of or the situs of administration of the Trust hereunder from one jurisdiction to another jurisdiction, either within or without the United States of America, at any time or from time to time;

                  (o) To employ investment counsel, accountants, depositories, custodians, brokers, consultants, agents, attorneys and other employees, irrespective of whether any person or entity so employed shall be a fiduciary hereunder or shall be a corporate affiliate of a fiduciary hereunder and irrespective of whether any entity so employed shall

                                    EXHIBIT B


         be one in which a fiduciary hereunder shall be a partner, stockholder, director, officer or corporate affiliate or shall have any interest, and to pay the usual compensation for such services out of principal or income as may be deemed advisable; and such compensation may be paid without diminution of or charging the same against the commissions or compensation of any fiduciary hereunder; and any fiduciary who shall be a partner, stockholder, director, officer or corporate affiliate in any such entity shall nevertheless be entitled as partner, stockholder, director, officer or corporate affiliate to receive such fiduciary's share of the compensation paid to such entity;

                  (p) To exercise any and all of the powers, authorities and discretions conferred hereunder in respect of any securities of any corporate fiduciary acting hereunder, or in respect of any securities of any holding company or corporation owning securities of any corporate fiduciary acting hereunder; and

                  (q) To act in any jurisdiction where permitted by law, or to designate one or more persons or a corporation to be ancillary fiduciary who shall serve without bond or security in any jurisdiction in which ancillary administration may be necessary; and to negotiate and determine the compensation to be paid to such ancillary fiduciary whether or not any compensation would otherwise be authorized by law, and to pay such compensation out of principal or income or both; and such ancillary fiduciary shall have with respect to any and all property subject to the ancillary administration all powers, authorities and discretions granted in this Article; provided, however, that any action which may require the investment of additional funds or the assumption of additional obligations shall not be undertaken without prior written consent of the fiduciary or fiduciaries acting hereunder; and if by reason of the law of any jurisdiction in which it may be necessary to perform any act any fiduciary hereunder may be disqualified from acting, then all of the acts required to be performed in such jurisdiction may be performed by such fiduciary's qualified co-fiduciary or co-fiduciaries then acting hereunder.

         5.2      Additional Authority. Notwithstanding the provisions of
Section 5.1 hereof:

                  (r) The Administrator, as agent for the Grantor, shall have the authority to establish and deliver to the Trustee from time to time written investment guidelines setting forth the parameters within which the Trustee shall exercise its discretionary authority with respect to the investment of the Trust Fund subject to the restrictions on investments set forth above, and the Trustee shall have no liability to the Administrator, the Company, the Grantor or any other person interested in the Trust Fund for any action or any omission in reliance upon such guidelines;

                  (s) The Administrator, as agent for the Grantor, is authorized to receive any disclosures or other notices delivered by the Trustee with respect to the investment of the Trust Fund in shares or interests in investment trusts or mutual funds with respect to which the Trustee or any of its affiliates acts as investment advisor or custodian or provides other services;

                                    EXHIBIT B


                  (t) In no event may the Trust Fund be invested in securities (including stocks or rights to acquire stock) or obligations issued by the Company, other than a de minimus amount held in common investment vehicles in which the Trustee invests; and

                  (u) The Trustee and its affiliates shall discharge their duties with respect to the Trust Fund solely in the interest of the Grantor and his or her Beneficiaries, for the exclusive purpose of accumulating assets to make distributions as provided in Article 2 hereunder and paying the reasonable expenses of administering the Trust.

                                    ARTICLE 6

                               GENERAL PROVISIONS

         6.1 Governing Law. This Trust Agreement and the Trust created hereunder shall be construed, regulated and governed in all respects, not only as to administration but also as to validity and effect, by the laws of the State of Georgia in effect from time to time, without regard to its conflict of laws rules.

         6.2 IRC. The references in this Trust Agreement to the Internal Revenue Code shall mean the Internal Revenue Code of 1986, as amended, and shall include corresponding provisions of all subsequently enacted federal tax laws.

         6.3 Severability. Any provision of the Trust Agreement prohibited by law, or which would cause the Trust to any extent to fail or cease to be a grantor trust as described in Section 1.3 hereof, shall be to such extent ineffective, without invalidating the remaining provisions hereof.

         6.4 Prohibition of Assignment. Amounts held in the Trust Fund may not be anticipated, assigned, alienated, pledged, encumbered or subjected to attachment, garnishment, levy, execution or other legal or equitable process, except to the extent specifically permitted herein. The Grantor's spouse hereby agrees that he or she will not seek, in any Domestic Relations Order (as defined in Section 414(p) of the Code) or otherwise, to have any amounts of the Trust Fund paid or distributed from the Trust prior to the time of distribution or payment stated in Section 2.1 hereof.

         6.5 Notice. Any notice required under this Trust Agreement shall be delivered (a) personally, (b) by next day courier service (e.g., Federal Express or UPS), or (c) by certified or registered mail, return receipt requested, addressed as follows (or to such other address as any party may so notify the other party):

                  If to the Trustee:

                           ------------------------------------

                           ------------------------------------

                                    EXHIBIT B



                           ------------------------------------

                           ------------------------------------

                  If to the Grantor:

                           ------------------------------------

                           ------------------------------------

                           ------------------------------------

                           ------------------------------------

                  If to the Administrator:

                           Delta Air Lines, Inc.
                           Attention: Senior Vice President-General Counsel 1030 Delta Boulevard
                           Atlanta, Georgia  30320

         Any notice required under this Trust Agreement may be waived by the person entitled to such notice. Any notice to or from the Grantor under this Trust Agreement shall, in the event of the Grantor's death, be provided to or by the Beneficiaries designated by the Grantor under this Trust Agreement.

         6.6 Binding Effect. This Trust Agreement shall be binding on all persons entitled to payments from the Trust Fund and their respective heirs and legal representatives, and on the Trustee and its successors.

         6.7 Amendment. The Administrator, acting on behalf of the Grantor, may from time to time amend this Trust Agreement in any respect; provided, however, that no such amendment shall (i) change the duties, responsibilities, or compensation of the Trustee without the Trustee's written consent; (ii) cause any amount held in the Trust Fund to be payable to the Company or to any person other than the Grantor, his or her Beneficiaries, his or her estate, or to the Trustee as compensation for services, or reimbursement for payment to its agents; or (iii) otherwise diminish the rights of Grantor.

         6.8 Beneficiaries. In general, a Grantor's Beneficiaries shall be the beneficiary or beneficiaries designated by the Grantor. A beneficiary designation under this Trust Agreement shall be made in writing by the Grantor in such manner and on such form as shall be specified by the Administrator, and a designation shall not be effective until it has been filed with the Administrator. In the absence of a beneficiary designation hereunder or the failure of the Beneficiaries to survive, the Beneficiary shall be the Grantor's spouse, if any, and, if none his or her estate.

         6.9 Headings. Headings of paragraphs herein are for purposes of information only, and this Trust Agreement is not to be construed with reference thereto.

                                    EXHIBIT B


         IN WITNESS WHEREOF, the Grantor has hereunto set his or her hand and seal and the undersigned corporate party has caused this Trust Agreement to be executed and its seal affixed hereunto by its officers duly authorized and directed all as of the day and year first above written.



                                    --------------------------------------------
                                    Grantor

                                    I am aware of and agree to the provisions of this Trust, specifically including the provisions of Section 6.4 hereof



                                    --------------------------------------------
                                    Grantor's spouse

                                    SunTrust Bank
                                    Trustee


                                    By:
                                       -----------------------------------------
                                    Attest:
                                           -------------------------------------

                                    EXHIBIT B


                                   SCHEDULE A


2002 Delta Excess Benefit Plan
2002 Delta Supplemental Excess Benefit Plan

                                    EXHIBIT B


STATE OF                )
         ---------------
                        )
COUNTY OF               )
          --------------

         On this _____ day of ______________, 2002, before me personally came _____________, to me known and known to me to be the same person described in and who executed the foregoing instrument, and acknowledged to me that such person executed the same.

         GIVEN under my hand and Notarial Seal this ___ day of ___________, 2002.



                                             -----------------------------------
                                             Notary Public



                                             -----------------------------------
                                             My Commission Expires:

                                    EXHIBIT B


STATE OF                            )
         ---------------------------
                                    )
COUNTY OF                           )
          --------------------------

         On this _____ day of _______________, 2002, before me personally came _____________, to me known, who, being by me duly sworn, did depose and say that such person resides at _______________________________________________in the City of ________, County of _______________, State of ___________________;
that such person is a _______________________ of Suntrust Bank, the corporation described in and which executed the foregoing instrument; that such person knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that such person signed such person's name thereto by like order.

         GIVEN under my hand and Notarial Seal this ___ day of _______________, 2002.



                                             ----------------------------------
                                             Notary Public


                                             My Commission Expires:
                                                                   -------------

                                   EXHIBIT C
                            BENEFICIARY DESIGNATION

                             EMPLOYEE GRANTOR TRUST

         I understand that, pursuant to Section 5 of my Excess Benefit Agreement, assets of the ______________Employee Grantor Trust (the "Grantor Trust")will be applied to reduce survivor benefits payable on my behalf under the nonqualified supplemental benefit plans specified in Schedule A attached to the Grantor Trust (the "Plans") and my Excess Benefit Agreement. I specifically understand that the supplemental monthly survivor benefit otherwise payable to my spouse and other eligible family members under the Plans and my Excess Benefit Agreement will be so reduced regardless of whether my spouse is named as a beneficiary under this Trust, to the extent described in said Section 5. I understand that my spouse must consent to the designation of any beneficiary other than my spouse. I further understand that in the event any beneficiary does not survive me, any remaining assets of the Grantor Trust will be paid to my spouse, if any, or if none, my estate.



Name of Beneficiary:
                    -----------------------------------------------------------

Social Security Number:
                       --------------------------------------------------------

Address:
        -----------------------------------------------------------------------

Beneficiary Share:
                  -------------------------------------------------------------



Name of Beneficiary:
                    -----------------------------------------------------------

Social Security Number:
                       --------------------------------------------------------

Address:
        -----------------------------------------------------------------------

Beneficiary Share:
                  -------------------------------------------------------------



Name of Beneficiary:
                    -----------------------------------------------------------

Social Security Number:
                       --------------------------------------------------------

Address:
        -----------------------------------------------------------------------

Beneficiary Share:
                  -------------------------------------------------------------

                                   EXHIBIT C


Name of Beneficiary:
                    -----------------------------------------------------------

Social Security Number:
                       --------------------------------------------------------

Address:
        -----------------------------------------------------------------------

Beneficiary Share:
                  -------------------------------------------------------------



----------------------------------        -------------------------------------
Date                                      Signature of Employee


----------------------------------
Witness

                                   EXHIBIT D

                               CONSENT OF SPOUSE

         I understand that my spouse has designated someone other than myself as a beneficiary of the Grantor Trust. By signing below, I give my consent to the designation of the beneficiary(ies) on the Beneficiary Designation Employee Grantor Trust form. I am aware that in the event of my spouse's death, I will not receive that part of the Grantor Trust assets designated for other beneficiaries. I also understand that pursuant to Section 5 of my Spouse's Excess Benefit Agreement, the supplemental monthly survivor benefit otherwise payable to me and other eligible family members under the nonqualified supplemental benefit plans specified in Schedule A attached to the Grantor Trust and my spouse's Excess Benefit Agreement will be reduced as provided in said Section 5 by amounts in the Grantor Trust regardless of whether or not I am named as a beneficiary under the Grantor Trust.



----------------------------------        -------------------------------------
Date                                      Signature of Employee's Spouse


----------------------------------
Administrator or Notary Public


                                      D-1